ricochet                                   YDI                       TERABEAM
high-speed wire-free internet           WIRELESS






For Further Information Contact:
--------------------------------
David Renauld
Vice President, Corporate Affairs
(413) 665-8551

FOR IMMEDIATE RELEASE
---------------------
August 3, 2004

                    YDI WIRELESS ANNOUNCES OPERATING RESULTS
                           FOR ITS SECOND QUARTER 2004

     FALLS CHURCH, VA, August 3, 2004 - YDI Wireless, Inc. (NASDAQ:YDIW), a leading developer and supplier of broadband wireless solutions, today reported its financial results for the second quarter ended June 30, 2004.

Summary of Financial Results
----------------------------

     YDI's balance sheet dramatically improved in the second quarter 2004. Cash and cash equivalents (including restricted cash) along with current investment securities increased 558% from $9.8 million on March 31, 2004 to $54.7 million on June 30, 2004. During the same period, working capital increased 285% from $13.7 million to $52.7 million and aggregate stockholders' equity increased 348% from $16.4 million (approximately $1.15 per share) to $73.4 million (approximately $2.75 per share).

     Revenue for the quarter ended June 30, 2004 was $4.7 million, a decrease of approximately 22% from the revenue of $6.0 million for the quarter ended March 31, 2004 and a decrease of approximately 35% from the revenue of $7.2 million for the quarter ended June 30, 2003. The decreases resulted from a number of factors, including significant orders from a single customer in 2003 that were not repeated in 2004, increased competition, a general softness in the United States wireless market where YDI currently sells most of its products, the uncertainty that resulted from YDI engaging in significant strategic transactions, and senior management's focus on the three strategic transactions that were completed in the second quarter of 2004.

     Revenue for the six months ended June 30, 2004 was $10.8 million, a decrease of 21% from the revenue of $13.7 million for the six months ended June 30, 2003. The decreases resulted from a number of factors, including significant orders from a single customer in 2003 that were not repeated in 2004, increased competition, a general softness in the United States wireless market where YDI currently sells most of its products, the uncertainty that resulted from YDI engaging in significant strategic transactions, and senior management's focus on the three strategic transactions that were completed in the second quarter of 2004.

     The net loss for the quarter ended June 30, 2004 was $1.6 million ($0.10 per share) compared to net income of $303 thousand ($0.02 per share) for the

YDI Wireless Announces Operating Results
 For Its Second Quarter 2004
August 3, 2004
Page 2


quarter ended March 31, 2004 and net income of $3.5 million ($0.26 per share) for the quarter ended June 30, 2003. The second quarter 2004 loss per share is based on the weighted average number of shares outstanding during the second quarter 2004. This weighted average number is significantly lower than the number of shares outstanding at the end of the quarter because YDI issued shares in the latter part of the quarter as it completed acquisitions. Much of the net income for quarter ended March 31, 2004 resulted from the sale of intellectual property in the amount of $500,000. The net income for the second quarter 2003 resulted from the immediate recognition of the negative goodwill from the Young Design-Telaxis transaction. This recognition resulted in a one-time gain of $4.3 million.

     The net loss for the six months ended June 30, 2004 was $1.3 million ($0.09 per share) compared to net income of $3.6 million or $0.32 per share for the six months ended June 30, 2003. The six month 2004 loss per share is based on the weighted average number of shares outstanding during the six months ended June 30, 2004. This weighted average number is significantly lower than the number of shares outstanding at the end of the second quarter because YDI issued shares in the latter part of that quarter as it completed acquisitions. As described in the preceding paragraph, the net income for the 2003 period included a one-time gain of $4.3 million resulting from the immediate recognition of the negative goodwill from the Young Design-Telaxis transaction.

Other Second Quarter 2004 Activities
------------------------------------

     During the second quarter 2004, YDI completed three strategic acquisitions. First, on May 13, 2004, YDI acquired KarlNet, Inc., a well-established software company which had been a critical supplier to YDI as well as having other customers. On June 22, 2004, YDI merged with Terabeam Corporation which greatly strengthened YDI's balance sheet and provided additional millimeter wave product capabilities and customer opportunities. On June 25, 2004, YDI acquired Ricochet Networks, Inc., a wireless internet service provider with over 7,000 paying subscribers utilizing proprietary wireless "Mesh" network technology. YDI's management spent considerable time during the second quarter negotiating, closing, and integrating these strategic acquisitions. While these acquisitions are expected to benefit YDI going forward, YDI did not recognize any significant revenue contribution from these acquisitions in the second quarter.

     In addition to its strategic acquisition efforts, YDI increased its senior management capabilities to better position the company for long-term growth.

Comments from Management
------------------------

     Robert Fitzgerald, YDI's Chief Executive Officer, stated, "It has been both a very challenging and extremely exciting first six months for us in 2004, especially the second quarter. We are very pleased with the strategic acquisitions we completed in this recent quarter and the personnel we added. However, we are disappointed with the results of our core business. We have taken actions to address these issues and expect to take further actions in the

YDI Wireless Announces Operating Results
 For Its Second Quarter 2004
August 3, 2004
Page 3


future, as necessary. We anticipate seeing the positive impact of our actions in the coming quarters. As we move through the second half of 2004, our results will speak louder than our words.... and that is our challenge now."

About YDI Wireless
------------------
YDI Wireless, Inc. is a world leader in providing extended range, license-free wireless data equipment and is a leading designer of turnkey long distance wireless systems ranging from 9600 bps to 1.44 Gbps for applications such as wireless Internet, wireless video, wireless LANs, wireless WANs, wireless MANs, and wireless virtual private networks. Additional information about YDI Wireless as well as its complete product line can be found at the company's website located at http://www.ydi.com or by contacting the company by telephone at
           ------------------
413-665-8551 or by email at IR@ydi.com.
                            ----------

Safe Harbor Statement
---------------------
Statements in this press release that are not statements of historical facts, including statements regarding YDI's business outlook or expected products, capabilities, performance, opportunities, or developments, are forward-looking statements that involve risks, uncertainties, and assumptions. YDI's actual results may differ materially from the results anticipated in these forward-looking statements. The forward-looking statements involve risks and uncertainties that could contribute to such differences including those relating to the downturn and ongoing uncertainty in the telecommunications industry and larger economy; the intense competition in YDI's industries and resulting impacts on its pricing, gross margins, and general financial performance; difficulties in predicting YDI's future financial performance; and risks arising from and relating to YDI's recent acquisitions of Ricochet Networks, Inc., Terabeam Corporation, and KarlNet, Inc. and contemplated acquisition of Phazar Corp. Further information on these and other factors that could affect YDI's actual results is and will be included in filings made by YDI from time to time with the Securities and Exchange Commission and in its other public statements.

                           - Financial Tables follow -

YDI Wireless Announces Operating Results
 For Its Second Quarter 2004
August 3, 2004
Page 4



                                                          YDI WIRELESS, INC.
                                                      CONSOLIDATED BALANCE SHEETS
(In thousands, except share data)


                                                                                        (unaudited)
                                                                                          June 30           December 31,
                                                                                      -------------------------------------
                                                                                            2004                2003
                                                                                      -------------------------------------
Assets
Current assets:
   Cash and cash equivalents .......................................................  $          15,285$    $      8,990
   Restricted cash .................................................................              5,176                -
   Investment securities - available-for-sale ......................................             34,242                -
   Accounts receivable, net ........................................................              3,106            2,511
   Refundable income taxes .........................................................                150              226
   Inventory .......................................................................              6,194            3,134
   Assets held for sale ............................................................                874              790
   Prepaid expenses ................................................................                336              162
                                                                                      -------------------------------------

       Total current assets ........................................................             65,363           15,813

Property and equipment, net ........................................................              2,669            1,747

Other Assets:
  Investment securities - available-for-sale .......................................              1,824            2,627
  Goodwill..........................................................................             15,454                -
  Intangible assets, net ...........................................................              4,536              483
  Deposits .........................................................................                 91               49
                                                                                      -------------------------------------

       Total other assets ..........................................................             21,905            3,159
                                                                                      -------------------------------------

       Total assets ................................................................  $          89,937$    $     20,719
                                                                                      =====================================

Liabilities and Stockholders' Equity
Current liabilities:
   Accounts payable and accrued expenses ...........................................  $          12,329$    $      3,023
   Current maturities of notes payable .............................................                292              213
                                                                                      -------------------------------------

       Total current liabilities ...................................................             12,621            3,236

Notes payable, net of current maturities ...........................................              3,927            1,298
                                                                                      -------------------------------------

       Total liabilities ...........................................................             16,548            4,534

Commitments and contingencies                                                                                          -

Stockholders' Equity
   Preferred stock, $0.01 par value; authorized 4,500,000, none issued at June 30,
     2004 and December 31, 2003 ...................................................                   -                -
   Common stock, $0.01 par value, 100,000,000 shares authorized, 26,640,424 and
     14,179,882 issued and outstanding at June 30, 2004 and December 31, 2003,
     respectively .................................................................                 266              142
   Additional paid-in capital ......................................................             64,762            6,173
   Retained earnings ...............................................................              7,321            8,673
   Accumulated other comprehensive income:
     Net unrealized gain on available-for-sale securities ..........................              1,040            1,197
                                                                                      -------------------------------------

       Total stockholders' equity ..................................................             73,389           16,185
                                                                                      -------------------------------------
                                                                                      $          89,937     $     20,719
       Total liabilities and stockholders' equity ..................................
                                                                                      =====================================

YDI Wireless Announces Operating Results
 For Its Second Quarter 2004
August 3, 2004
Page 5



                                                          YDI WIRELESS, INC.
                                                 CONSOLIDATED STATEMENTS OF OPERATIONS
                                            (In thousands, except share and per share data)
                                                              (unaudited)


                                                                      For the Three Months            For the Six Months
                                                                         Ended June 30,                 Ended June 30,
                                                                 -------------------------------------------------------------
                                                                      2004            2003           2004            2003
                                                                 --------------  --------------  -------------  --------------
Revenues ....................................................... $        4,733  $        7,229  $      10,750  $       13,665

Cost of goods sold .............................................          3,193           4,961          6,744           9,399
                                                                 --------------  --------------  -------------  --------------
    Gross profit ...............................................          1,540           2,268          4,006           4,266

Operating expenses:
    Selling costs ..............................................            480             536            920           1,003
    General and administrative .................................          2,180           2,395          3,907           3,553
    Research and development ...................................            477             454            969             575
                                                                 --------------  --------------  -------------  --------------
       Total operating expenses ................................          3,137           3,385          5,796           5,131
                                                                 --------------  --------------  -------------  --------------
Operating income (loss) ........................................         (1,597)         (1,117)        (1,790)           (865)

Other income (expenses):
    Interest income ............................................             26              77             50              42
    Interest expense ...........................................            (34)            (34)           (63)            (63)
    Other income (expense)                                                    -               -            503               -
                                                                 --------------  --------------  -------------  --------------
       Total other income ......................................             (8)             43            490             (21)
                                                                 --------------  --------------  -------------  --------------
Income(loss)  before income taxes and extraordinary gain .......         (1,605)         (1,074)        (1,300)           (886)

    Provision (benefit) for income taxes .......................              -            (259)             2            (177)
                                                                 --------------  --------------  -------------  --------------
Income (loss) before extraordinary gain.........................         (1,605)           (815)        (1,302)           (709)

    Extraordinary gain..........................................              -           4,347              -           4,347
                                                                 --------------  --------------  -------------  --------------
Net income ..................................................... $       (1,605) $        3,532  $      (1,302) $        3,638
                                                                 ==============  ==============  =============  ==============
Weighted average shares - basic ................................     15,799,225      13,508,001     15,016,816      11,452,918
                                                                 ==============  ==============  =============  ==============
    EPS, basic ................................................. $        (0.10) $         0.26  $       (0.09) $         0.32
                                                                 ==============  ==============  =============  ==============
Weighted average shares - diluted ..............................     15,799,225      13,587,229     15,016,816      11,462,684
                                                                 ==============  ==============  =============  ==============
    EPS, diluted ............................................... $        (0.10) $         0.26  $       (0.09) $         0.32
                                                                 ==============  ==============  =============  ==============